                       EXHIBITS FOR S-1 REGISTRATION STATEMENT
                         OF METRO INFORMATION SERVICES, INC.


EXHIBIT 10.18 TAX INDEMNIFICATION AGREEMENT DATED AS OF DECEMBER 24, 1996 BY
              AND BETWEEN SHAREHOLDERS OF REGISTRANT AND REGISTRANT

                        TAX INDEMNIFICATION AGREEMENT

      This Tax Indemnification Agreement, dated as of December 24, 1996, is entered into by and among Metro Information Services, Inc., a Virginia corporation and its successors and assigns (the "Company"), and the undersigned shareholders of the Company set forth on SCHEDULE I attached hereto (collectively, the "Shareholders" and individually, a "Shareholder").

                                 R E C I T A L S

     A. In 1987, the Company elected to be treated as an S corporation under subchapter S of the Internal Revenue Code of 1986, as amended (the "Code").

     B. As an S corporation, the Company has not paid federal and certain state income taxes at the corporate level.

     C. In connection with its public offering (the "Public Offering") of Common Stock, par value $.01 per share, the Company plans to terminate its S corporation status effective as of January 1, 1997.

     D. Each Shareholder has received distributions from the Company with respect to the Company's shares.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Shareholders agrees, jointly and severally, to the following:

     1. INDEMNIFICATION. Each Shareholder agrees, jointly, to indemnify and hold harmless the Company against, and to reimburse the Company for, any corporate level income taxes (state and federal) which are imposed on the Company with respect to any period ending on or before December 31, 1996 and any interest and penalties associated therewith (collectively, the "Assessment") to which the Company may become subject. Each Shareholder shall make any payment required hereunder within 14 days after receipt of notice from the Company that a final determination or final settlement has occurred and a payment is due by the Company to an appropriate taxing authority. The cumulative liability of each Shareholder for all Assessments hereunder shall not exceed the aggregate amount of distributions made by the Company to such Shareholder with respect to stock of the Company since the earlier of (i) the date of the Company's election to be treated as an S corporation and (ii) the date a Shareholder became a Shareholder of the Company, which aggregate amount is set forth opposite the name of each Shareholder on SCHEDULE I; provided, however, the cumulative liability of John H. Fain ("Fain") shall be an amount equal to the difference between the aggregate amount distributed by the Company since it became an S corporation and the aggregate amount distributed to all other Shareholders, which amount is set forth opposite Fain's name on SCHEDULE I. If any Shareholder has an indemnification claim asserted against him under this Agreement which exceeds his pro rata share of the Assessment, that Shareholder shall have the right of contribution against all other Shareholders for an amount equal to the excess of the amount asserted against him over his pro

Metro Information Services, Inc.                                        Page 2
Tax Indemnification Agreement
rata share of the Assessment. In no case, however, shall a Shareholder be entitled to receive a contribution payment from another Shareholder unless he has made or will make contemporaneously an indemnification payment to the Company in excess of his pro rata share of the Assessment. For purposes of this Agreement, each Shareholder's pro rata share of each Assessment will equal the amount of the Assessment multiplied by the percentage appearing next to the Shareholder's name on SCHEDULE I.

     2. NOTICE AND CONTROL OF PROCEEDINGS. The Company and each of the Shareholders agree that, within 10 days of receiving written notice of any income tax examinations, claims, settlements, proposed adjustments or related matters that may affect in any way the income tax liability of the Company for any period ending on or before December 31, 1996, the Company shall provide a copy to each Shareholder and any Shareholder receiving such a notice shall provide a copy to the Company which, in turn, shall provide a copy to each other Shareholder. On the receipt of any such notice, the Company, at its sole expense and in the exercise of its good faith business judgment, shall respond or defend, as appropriate, to attempt to minimize or eliminate any potential income tax liability or, based on the advice of its tax advisors, settle any such claim. Notwithstanding the foregoing, however, the Company shall not compromise or settle any matter which could give rise to liability under this Agreement if Shareholders having more than 30% of the aggregate amount shown on SCHEDULE I object in writing within 30 days of receiving written notice of such proposed compromise or settlement from the Company and each objecting Shareholder (i) agrees in writing that the Company's liability with respect to any proposed Assessment is eligible for indemnification as provided in Section 1 of this Agreement and (ii) demonstrates to the reasonable satisfaction of the Company

Metro Information Services, Inc.                                        Page 3
Tax Indemnification Agreement
that such Shareholder has the financial resources to pay his pro rata share of such matter. The Company and each Shareholder agree to execute all instruments required to effectuate the provisions of this Section 2, including without limitation, powers of attorney.

     3. COOPERATION. The parties will make available to one another, as reasonably requested, and to any taxing authority, all information, records or documents relating to the liability for taxes covered by this Agreement and will preserve any such information, records or documents until the expiration of the applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket costs incurred in producing such information.

     4. GOVERNING LAW AMENDMENTS. This Indemnification Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Virginia. This Indemnification Agreement may not be amended or terminated without the consent of a majority of the Independent directors of the Company.

     5. COUNTERPARTS. This Indemnification Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date and year first above written.


                                 METRO INFORMATION SERVICES, INC.



                                 By: /s/ John H. Fain
                                    ------------------------------
                                        John H. Fain, President

Metro Information Services, Inc.                                        Page 4
Tax Indemnification Agreement

                                                /s/ John H. Fain
                                              --------------------------------
                                              John H. Fain
                                               /s/ Janet A. Ellis
                                              --------------------------------
                                              Janet A. Ellis
                                              /s/ Andrew J. Downing
                                              --------------------------------
                                              Andrew J. Downing
                                              /s/ Steven A. Lurus
                                              --------------------------------
                                              Steven A. Lurus
                                              /s/ Deborah D. Russell
                                              --------------------------------
                                              Deborah D. Russell
                                              /s/ Richard C. Jaeckle
                                              --------------------------------
                                              Richard C. Jaeckle
                                              /s/ Godfrey P. Grier
                                              --------------------------------
                                              Godfrey P. Grier
                                              /s/ John Wildermuth
                                              --------------------------------
                                              John Wildermuth
                                              /s/ Lena M. Caporaletti
                                              --------------------------------
                                              Lena M. Caporaletti
                                              /s/ Terry E. Burgess
                                              --------------------------------
                                              Terry E. Burgess
                                              /s/ Brad Breseman
                                              --------------------------------
                                              Brad Breseman


Metro Information Services, Inc.                                        Page 5
Tax Indemnification Agreement

                                              /s/ R. Lawrence Whitley
                                              --------------------------------
                                              R. Lawrence Whitley

                                              THE FAIN IRREVOCABLE TRUST dated
                                              December 27, 1993

                                              By: /s/ Joyce Lynn Fain
                                              --------------------------------
                                                  Joyce Lynn Fain, Co-Trustee

                                              By: /s/ Cynthia Akins
                                              --------------------------------
                                                   Cynthia Akins, Co-Trustee

                                                 /s/ Cynthia Akins
                                              --------------------------------
                                              Cynthia Akins, as Custodian for
                                              Christopher R. Fain under the
                                              Virginia Uniform Transfers to
                                              Minors Act

                                                /s/ Cynthia Akins
                                              --------------------------------
                                              Cynthia Akins, as Custodian for
                                              Lauren C. Fain under the
                                              Virginia Uniform Transfers to
                                              Minors Act

                                              /s/ Marvin L. Welton
                                              --------------------------------
                                              Marvin L. Welton
                                              /s/ Kathleen A. Neff
                                              --------------------------------
                                              Kathleen A. Neff
                                              /s/ Frank B. Bracken, Jr.
                                              --------------------------------
                                              Frank B. Bracken, Jr.

Metro Information Services, Inc.                                        Page 6
Tax Indemnification Agreement

                                              /s/ William E. Hassenger, Jr.
                                              --------------------------------
                                              William E. Hassenger, Jr.
                                              /s/ Marilynn C. Moschel
                                              --------------------------------
                                              Marilynn C. Moschel
                                              /s/ William H. Patton
                                              --------------------------------
                                              William H. Patton
                                              /s/ Michael G. Martin
                                              --------------------------------
                                              Michael G. Martin
                                              /s/ Dan E. Riley
                                              --------------------------------
                                              Dan E. Riley
                                              /s/ Robert M. Council
                                              --------------------------------
                                              Robert M. Council
                                              /s/ R. Gilbert Reynolds
                                              --------------------------------
                                              R. Gilbert Reynolds
                                              /s/ Dennis W. Walsh
                                              --------------------------------
                                              Dennis W. Walsh
                                              /s/ Joseph C. Barber
                                              --------------------------------
                                              Joseph C. Barber
                                              /s/ Daniel W. Kittrell
                                              --------------------------------
                                              Daniel W. Kittrell

65029028/inderoagm2.bdb

Metro Information Services, Inc.                                        Page 7
Tax Indemnification Agreement

                                 Schedule I
                      to Metro Information Services, Inc.
                        Tax Indemnification Agreement


Name of Shareholder          Total Distributions Received     Percentage

John H. Fain                        $22,016,089                 63.40%

Janet A. Ellis                        1,821,497                  5.25

Andrew J. Downing                     1,842,881                  5.31

Steven A. Lurus                         171,804                  0.49

Deborah D. Russell                      242,162                  0.70

Richard C. Jaeckle                      141,633                  0.41

Godfrey P. Grier                          8,930                  0.03

John Wildermuth                           7,601                  0.02

Lena M. Caporaletti                       7,601                  0.02

Terry E. Burgess                         15,131                  0.04

Brad Breseman                            26,607                  0.08

R. Lawrence Whitley                      25,387                  0.07

THE FAIN IRREVOCABLE TRUST            2,295,842                  6.61
dated December 27, 1993, Joyce Lynn
Fain and Cynthia Akins as Co-Trustees

Cynthia Akins, as Custodian for         409,437                  1.18
Christopher R. Fain under the
Virginia Uniform Transfers to
Minors Act

Metro Information Services, Inc.                                        Page 8
Tax Indemnificaiton Agreement

                                  Schedule I
                       to Metro Information Services, Inc.
                         Tax Indemnification Agreement
                                  (continued)

Name of Shareholder                Total Distributions Received      Percentage

Cynthia Akins, as Custodian for            $  376,877                    1.09%
Lauren C. Fain under the
Virginia Uniform Transfers to
Minors Act

Marvin L. Welton                            1,707,495                    4.92

Kathleen A. Neff                            1,020,541                    2.94

Frank B. Bracken, Jr.                         572,460                    1.65

William E. Hassenger, Jr.                     242,162                    0.70

Marilynn C. Moschel                           230,253                    0.66

William H. Patton                              33,861                    0.10

Michael G. Martin                              24,978                    0.07

Dan E. Riley                                   31,224                    0.09

Robert M. Council                              18,745                    0.05

Roy Gilbert Reynolds                           31,224                    0.09

Dennis W. Walsh                                 9,830                    0.03

Joseph C. Barber                               17,810                    0.05

Daniel W. Kittrell                             17,810                    0.05

       TOTAL                       ---------------------------       ---------
                                                                        100%
                                   ---------------------------       ---------
                                   ---------------------------       ---------


Metro Information Services, Inc.                                        Page 9
Tax Indemnificaiton Agreement